SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, DC 20549



                            FORM 8-K

                         CURRENT REPORT
             PURSUANT TO SECTION 13 OR 15(d) OF THE
                SECURITIES EXCHANGE ACT OF 1934


Date of report (date of earliest event reported) April 26, 2000


                     ACME ELECTRIC CORPORATION
         (Exact Name of Registrant as Specified in Charter)


New York                        1-8277             16-0324980
(State or Other              (Commission          (IRS Employer
Jurisdiction                 File Number)         Identification
of Incorporation)                                 No.)


400 Quaker Road, East Aurora, New York                    14052
(Address of Principal Executive Offices                 (Zip Code)


Registrant's telephone number, including area code (716) 655-3800


                                N/A
  (Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events.

          On April 26, 2000, Acme Electric Corporation issued the attached press release.

Item 7.   Exhibits.

          (i) Press release.

                            SIGNATURES





          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        ACME ELECTRIC CORPORATION
(Registrant)


Date: April 26, 2000                    By:______________________
                                           Robert J. McKenna
                                           Chairman and Chief
                                           Executive Officer